SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                February 6, 2004




                          FRANKLIN LAKE RESOURCES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


          000-21812                                52-2352724
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    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA  94080
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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ITEM 9 - REGULATION FD DISCLOSURES

     On February 6, 2004 Franklin Lake Resources Inc. issued a press release announcing the settlement of its dispute with Xenolix Technologies, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


EXHIBIT INDEX

Ex. 99.1  -  Press Release

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


February 6, 2004                     FRANKLIN LAKE RESOURCES INC.



                                     By:/s/ Father Gregory Ofiesh
                                     ----------------------------------
                                     Father Gregory Ofiesh, President





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